UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2011

NATIONAL QUALITY CARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19031	84-1215959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Hill Drive, Los Angeles, CA	90041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 254-2014
9454 Wilshire Boulevard, Penthouse 6 Beverly Hills, California 90212
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Edmond Rambod, Chief Scientific Officer, has advised the Registrant that he has resigned his position as Chief Scientific Officer and as a director of the Board of Directors effective as of September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL QUALITY CARE, INC.

DATED: September 8, 2011	By:	/s/ Robert Snukal
Robert Snukal
Chief Executive Officer